U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 15, 2004


                             BUYERS UNITED, INC.
                             -------------------
            (Exact name of registrant as specified in its charter)

                                     0-26917
                              (Commission File No.)

                Delaware                               87-0528557
                --------                               ----------
    (State or other jurisdiction of        (IRS Employer Identification No.)
     incorporation or organization)


                14870 Pony Express Road, Bluffdale, Utah 84065
                ----------------------------------------------
                   (Address of principal executive offices)


                                 (801) 320-3300
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)



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               Item 5. Other Event and Regulation FD Disclosure

     See Press Release dated March 16, 2004 entitled "Buyers United Closes $8.7 Million Private Placement," attached as Exhibit 99.1 to this report.

                  Item 7. Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

      Not applicable

Exhibits

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

SEC Ref. No                        Description of Document
-----------                        -----------------------

10.1           Form of Securities Purchase Agreement dated March 10, 2004

10.2           Form of registration Rights Agreement dated March 10, 2004

10.3           Reconciliation Agreement dated March 9, 2004

99.1           Press Release dated March 16, 2004 - Private Placement

99.2           Press Release dated March 17, 2004 - 2003 Earnings

            Item 12. Results of Operations and Financial Condition

     On March 17, 2004 Buyers United issued a press release entitled "Buyers United, Inc. Reports Record Revenues and Earnings for 2003," announcing its results of operations for the year ended December 31, 2003. The press release is attached as Exhibit 99.2 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUYERS UNITED, INC.


Date:  March 17, 2004               By:  /s/ Theodore Stern,
                                         Chief Executive Officer

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